EXHIBIT 99.2

Bill Barrett Corporation

February 2006

Fred Barrett, President and Chief Operating Officer

1099 18th Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG

Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services and drilling rigs, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our definitive prospectus dated August 17, 2005 filed with the Securities and Exchange Commission (SEC). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of that filing.

Key Highlights

Pure Rockies oil and gas exploration and production company

Time-Honored Strategy

Proven, experienced Rocky Mountain management team

and technical staff

Develop extensive multi-year development drilling inventory

Exposure to multiple high impact, high return exploration plays

Heavily weighted towards unconventional projects

Solid record of development growth and exploration discoveries

Strong balance sheet positioned for growth

Bill Barrett Corporation

Extensive Development / Exploration Inventory

Development

- 341 Bcfe YE ‘05 Proved Reserves
- 140 MMcfe/d Net Production, December 2005
- 1.1 Tcfe P3 reserves YE ‘05
- Approximately 2,700 unrisked locations YE ‘05
- Eight year drilling inventory
- $310-320 million 2005 capex
- Up to $350 million 2006 capex

Exploration

- 23 exploration projects
- 70% unconventional
- Over 10 Tcfe unrisked potential
- Over 1,200,000 net undeveloped acres – Dec 31, ‘05



Target/Red Bank
Red Bank Extension
Hebron
Williston Basin
NORTH DAKOTA
Red Water
Nameless/ Indian Hills/ Harding
Montana Overthrust (Circus)
MONTANA
Mondak
Grand River
Powder River Basin
Big Horn Basin
Big Horn
CBM
SOUTH DAKOTA
CBM Wyodak, Big George
Wind River Basin
Talon, East Madden
Waltman Arch
Green River Basin
WYOMING
Antelope Hollow
NEBRASKA
Lake Canyon, Brundage Canyon
Uinta Basin
DJ Basin
Tri-State
Hingeline
Gibson Gulch
Hook, Woodside
Denver, CO
W. Tavaputs
Hill Creek
Piceance Basin
Cedar Camp, Tumbleweed
COLORADO
Gas Prone Area
Oil Prone Area
Development Project
Exploration Project
Pine Ridge
Paradox Basin
Yellow Jacket

4

Bill Barrett Corporation

2005 Development and Exploration Highlights

Record Year with Multiple "Home Runs"

2005 Development

- Exceeded our expectations
- $245 million development capex
- 298 development wells
- Total production growth: 24% (exit rate increased from 90 MMcfe/d to 140+ MMcfe/d)

2005 Exploration

- $45 million exploration capex
- 25 exploration wells drilled
- Two high profile discoveries ("Home Runs")
- Five potential discoveries
- Six projects working at YE
- Five 3-D shoots



Red Bank Extension
Tri-C Sigma Lee
• WI: 6.5%
• 4000' Bakken lateral
• Tested @ 125 Bopd
Target Red Bank
Red Water
McCrea #11-27H
• Bakken
• Testing
MONTANA
Indian Hills East
• Ratcliffe
• Testing
Mondak
• McKenzie Fed. #11-31
• Bakken
• IP 231 Bopd
Williston Basin
Grand River
Nygaard #41-32
• Red River B
• Testing
Talon/East Madden
• 9 Ft. Union/Lance producers
• Marginal, wide-spread
• Technology needed
Big Horn Basin
Powder River Basin
CBM
SOUTH DAKOTA
Wind River Basin
Waltman
Deep Discovery
Bullfrog #14-18
• IP: 20 MMcfe/d (7/05), WI: 94%
CG#1-29
• IP: 19 MMcfe/d (6/05), WI: 70%
Green River Basin
WYOMING
NEBRASKA
Lake Canyon
• 1 deep
• 2 shallow
Antelope Hollow
Uinta Basin
DJ Basin
W. Tavaputs
Deep Discovery
Peter's Point #6-7
•IP: 11.4 MMcfe/d (10/05)
Gibson Gulch
Piceance Basin
Denver, CO
Tri-State
Helman #8-24, Helman #12-24
• 7 Niobrara tests
• 40-170 Mcfe/d (test)
• Building facilities to connect to sales line
Hill Creek
Cedar Camp
• 2 wells WOPL
• 1 dry hole
COLORADO
Paradox Basin

- Gas Prone Area
- Oil Prone Area
- Key Discovery and/or Established Production
- Dry Hole
- Waiting on Pipeline (WOPL) or Waiting on Completion (WOC)
- Drilling
- Development Area

5

Bill Barrett Corporation

2006 Development and Exploration Plans

Double our Exposure to "Company Maker" Plays

2006 Development

- $250 million development capex
- 373+ development wells (six areas)
- Seven rigs currently running
- 2006 winter drilling approved in W. Tavaputs

2006 Exploration

- Double our exposure to "Company Maker" plays
- $76 million capex
- Drill 38 exploration wells, in 18 project areas and nine basins
- Nine 3-D seismic projects in progress



Red Bank Extension
• 2 Ratcliffe
Target/Red Bank
Circus
• 2 Mississippian
• 3-D seismic
Hebron
•1 Bakken
Indian Hills West
• 1 Ratcliffe
MONTANA
Mondak
•1 Bakken
Williston Basin
Grand River
• 1 Red River
Powder River Basin
Big Horn Basin
Big Horn
• 1 Mesaverde recompletion
• 3-D seismic
CBM
SOUTH DAKOTA
Talon
• 1 Ft. Union
Wind River Basin
Waltman/Cooper/ Wallace Creek
• 3 deep, 1 deep contingency
• 2 CBM pilots
• 3-D seismic
Green River Basin
WYOMING
Lake Canyon
• 2 deep
• 4 shallow
NEBRASKA
Uinta Basin
DJ Basin
Big Hollow
•1 Ferron/Navajo
Piceance Basin
Gibson Gulch
Denver, CO
Hook/Woodside
• 2 Ferron
• 1 Pennsylvanian Test
UTAH
Tumbleweed
Tri-State
• 6 Niobrara
• 2 Pennsylvanian
• 3-D seismic
• 20-40 additional wells
W. Tavaputs
• 2 deep
• 3 deep contingency
Hill Creek
Pine Ridge
• 3-D seismic
COLORADO
Paradox Basin
Yellowjacket
• 4 Gothic shale gas
Gas Prone Area
Oil Prone Area
2005 Discovery and/or Established Production
2006 Exploration Project
Planned Drilling
Development Area

6

Bill Barrett Corporation

2006 Exploration Highlights

Basin	Prospect	Planned Activity	Planned Spud Date
Uinta	W. Tavaputs	Two or three deep – Dakota/ Navajo tests (offset PP#6-7 Deep)	Q2-Q4
	Lake Canyon	Four Shallow Green River wells (non-op), 3-D	Q2
	Lake Canyon	Two Wasatch/Mesaverde tests, 3-D	Q4
	Hook	Two Ferron shale tests	Q4
	Woodside	One Pennsylvanian test	Q4
Wind River	Bull Frog	#33-19 (offset to BF 14-18)	Q1
	Cooper	Lakota, Muddy, Frontier test	Q2-Q3
Williston	Red Bank Extension	Two Ratcliffe tests	Q1-Q2
		One Bakken test	Q3
Denver-Julesberg	Tri-State	Six Niobrara, two Penn. wells, 3-D	Q2
Montana Overthrust	Circus	Two Devonian/Mississippian test, 3-D	Q3-Q4
Paradox	Yellowjacket	Four Gothic Shale tests	Q4
Big Horn	Emblem Bench	One Mesaverde test	Q3
	Sellers Draw	One recompletion, 3-D	Q3

7
2/1/2006 5:22 PM

Southern Division Update

Silt

Shooting 3-D Seismic - 25 sq mi

Gibson Gulch Unit

Mamm Creek

259 Bcfe

271 MMcfe/d

Scale:

640 ac

= 1 Mile

(with 10 ac grid)

BBC - Operator

25-100% WI, 99% Avg.

20,975 Gross / 16,212 Net Acres (12-31-05)

115 Bcfe YE ‘05 Proved Reserves

4 Active Rigs

26 MMcfe/d Net Production, December 2005

$126 MM 2006 Capex (81+ wells)

Seven Year Drilling Inventory Based on 20-acre Well Density, 10-acre Density Being Evaluated

Unconventional Basin Centered Tight Mesaverde Gas Sand

COLORADO

Piceance

Basin

Gas Well

Pipelines

Mesaverde Structure BBC Acreage

2005 Producing

Completing

WOCT

2006 Location

Piceance Basin - Gibson Gulch

Colorado

Uinta Basin

$100 MM 2006 Capex (30+ wells, 1 recompletion)

40 MMcfe/d Net Production, December 2005

267,536 Net Undeveloped Acres (12-31-05)

83 Bcfe YE ‘05 Proved Reserves

Altamont/Bluebell

3.1 Tcfe

Uinta

Basin

Roosevelt, UT

3-D Seismic Survey

UTAH

Brundage Canyon

Monument Butte

289 Bcfe

Natural Butte

2 Tcfe

West Tavaputs

Lake Canyon

Garmesa

Garmesa

Price, UT

Drunkards

Wash

278 Bcfe

Trend

Tumbleweed

Hill Creek

BBC Acreage

Oil Field

Gas Field

Cedar Camp

San Arroyo

381 Bcfe

SCALE

1 Township

= 36 sq mi

Bill Barrett Corporation

West Tavaputs Project - Uinta Basin, Utah

Shallow - Wasatch/North Horn/Price River/Blackhawk

- BBC - Operator
- 46,774 Gross, 43,194 Net Acres (12-31-05)
- 100% WI; NRI 83%
- 26 MMcfe/d Net Production, December 2005
- 71 Bcfe YE '05 Proved Reserves
- $68 MM 2006 Capex (22+ wells)
- Conventional Structural Type Trap
- 52 mi. 2-D, 83 sq. mi. 3-D Seismic
- Rough Topography (canyon)



Uinta Basin
UTAH
Questar interconnect
Compressor site
Eight winter drilling locations
BLM approved
Prickly Pear Area
Shallow 3-D Four-way Closure
83 Sq Mile 3-D Survey
Peter's Point Area
BBC Acreage
Seismic Option Acreage
Gas Well (Wasatch, North Horn, Price River)
2005 Gas Well (same formations)
Potential 160-acre Location
2006 Location
2006 Winter Drilling Location
Dry with Oil and Gas Show
Dry with Oil Show
Existing Pipeline
Proposed Pipeline
Scale: 640 ac = 1 Mile (with 40 ac grid)

11

Deep W. Tavaputs – “Discovery of the Year”

(Hart’s Oil and Gas Investor)

Deep - Upper Cretaceous Dakota/Jurassic Entrada, Navajo

Ultra-Deep - Mississippian

$22 MM 2006 Capex (2+ Wells)

Conventional Structural Type Trap

52 mi. 2-D, 82 sq. mi. 3-D Seismic

Rough Topography (canyon)

BBC - Operator

46,774 Gross, 43,194 Net Acres (12-31-05)

100% WI; 83% NRI

9 MMcfe/d Net Production, December 2005

Peters Point #6-7 Deep Discovery

IP: 11.4 MMcfe/d (10/05)

100% WI, TD 15,349’

Dakota, Jurassic Entrada and Navajo

Questar interconnect

Uinta

Basin

Compressor site

UTAH

Prickly Pear Area

Area of Jurassic 3-D

Four-way Closure

Ultra-Deep

Mississippian Test

Deep Well

(1967)

Peter’s Point Area

BBC Acreage

Seismic Option Acreage

Gas Well

Dry with Gas Show

Potential 2006 Deep Location

Future Potential Deep Location

Existing Pipelines

Getty Deep Well (1980)

Tested: Dakota 315 Mcf

Entrada 1,800 Mcf

Area of Dakota Potential

Scale: 640 ac = 1 Mile

(with 40 ac grid)

Bill Barrett Corporation

Lake Canyon / Brundage Canyon Exploration Project

Shallow Green River Discovery and Multiple Deeper Targets

- BBC - operator, all wells below Green River
- 229,421 gross, 157,343 net acres (12-31-05)
- 56.25- 75% WI (deep), 18.75- 25% WI (Green River, shallow); 80% avg NRI
- $10 MM 2006 capex (2 deep wells, 4 shallow wells)
- Potential pay zones: Green River 4,000'-6,000', Wasatch, Price River, Lower Mesaverde and Emery 8,000 – 13,000'
- Conventional Green River and Wasatch oil, Price River gas and unconventional basin centered tight gas sandstone traps – Lower Mesaverde and Emery
- Multiple Tcfe unrisked target size



Altamont/Bluebell
Uinta Basin
UTAH
#1 DLB
TD 14,325'
75% WI
WOCT
Duchesne
Constructing pipeline
50 sq mi
3-D seismic survey
in processing
Temporarily Abandoned
SCALE
1 Township
= 36 sq mi
Green River
oil extensions
18.75% WI
BBC Acreage
BBC Acreage
Earned deep rights 75% WI
Mesaverde Penetration
Oil Producer
Pipeline
Fault

13

Bill Barrett Corporation

Lake Canyon Multiple Pay Targets - Uinta Basin, Utah


KEY ANALOG AREAS
DEPTH
BBC WI: 18.75-25%
(Berry operates)
4,000 – 6,000'
BBC WI: 75%
(BBC operates)
8,000 – 13,000'
13,000 – 20,000'
Green River
Wasatch
Mesaverde
Upper
Lower
Price River
Castlegate
Blackhawk
Emery
Multiple Marine Sand Tongues
Mancos
Brundage Canyon/ Monument Butte (300 + Bcfe)
Altamont/ Bluebell (3.1 Tcfe)
Natural Buttes (2+ Tcfe)
Productive in discreet areas
Large sand build up on western part of Lake Canyon with gas shows

14
2/1/2006 5:22 PM

Tri-State

DJ Basin, Kansas, Colorado and Nebraska

Berry Petroleum – operator of development

387,522 gross, 186,142 net undeveloped acres (12-31-05)

50% WI; 85% avg. NRI

$8 MM 2006 capex (48 wells)

300-400 Bcfe net unrisked upside (50% WI)

Potential pay zones: Niobrara ± 2,500’ gas

Permian/Pennsylvanian ± 5,500’ oil

Conventional structural trap type

1,502 miles 2-D seismic; 24 sq. miles Prairie Star 3-D

117 sq. miles 3-D seismic planned in 2006

Building facilities to bring on line to sales

C O

Vertical well 40 Mcf/d (test)

Horizontal well 125 Mcf/d (test)

Seven Niobrara wells

waiting on pipeline

WY NE DJ Basin Tri-State Project KS N E CO

Cherry Creek EUR: 15 Bcfe

Niobrara

Cahoj

8,878 MBbls

Pennsylvanian

Republican

EUR: 87 Bcfe

Niobrara

Celia

2,613 MBbls

Pennsylvanian

St. Francis

Beecher Island

EUR: 130 Bcfe

Niobrara

K S

Bonny

EUR: 79 Bcfe

Niobrara

Planned 2006

3-D seismic areas

Prairie Star 3-D outline

Goodland

Exploration Fairway

Burlington

Goodland

EUR: 13 Bcfe

Niobrara

BBC Acreage

Oil Field

Gas Field

SCALE

1 Township

= 36 sq mi

Northern Division Update

Cave Gulch – Bullfrog – Cooper Reservoir Fields

Waltman Arch, Wind River Basin, Wyoming

Cave Gulch #1-29

Recompletion

Muddy IP (6/05):

19 MMcfe/d (gross)

70% WI

EUR: 28 Bcfe

Frontier pay

behind pipe

WYOMING

Cave Gulch

Field

BBC - operator

27,355 gross, 21,136 net undeveloped acres (12-31-05)

54 - 100% working interest

$41 MM 2006 capex

(3 wells, 3 recompletions)

42 MMcfe/d net production, December ‘05

71 Bcfe YE ‘05 proved reserves

Potential pay zones:

Shallow: Lance, Ft. Union

Deep: Frontier, Muddy, Lakota

Wind River Basin

Shriner #43-20

Proposed 18,500’

Frontier test

70% WI

Cave Gulch #5-30

Waiting on Muddy Recompletion

91% WI

Bullfrog #14-18 19,400’ Test

Muddy IP (7/05):

20 MMcfe/d (gross)

94% WI

Lakota/Frontier

pay behind pipe

Waltman

Field

Bullfrog #33-19

PTD 19,800’, Drilling

93% WI

BBC Acreage

2006 Location

Potential Future Deep Location

Historical Deep Producers

Deep Gas Show Well

Deep Structural Axes

Gas Productive Area

SCALE

640 ac =

1 Sq Mile

Cooper Reservoir

Field

Cooper Deep #1

Frontier/Muddy/Lakota test

projected TD 16,500’

50% WI

Rocky Mountain Basin Centered Gas

Williston Basin

Big Horn

Basin

Powder River

Basin

Wind River Basin

Green

River

Basin

DJ Basin

Uinta Basin

Piceance Basin

Paradox Basin

San Juan

Basin

MONTANA

NORTH DAKOTA

SOUTH DAKOTA

WYOMING

NEBRASKA

UTAH

Denever, Co

COLORADO

KANSAS

NEW MEXICO

Basin Centered Gas Gas Prone Area Oil Prone Area

Big Horn Basin - Basin Centered Gas Project

Wyoming

BBC - operator

Large undrilled region

Prolific hydrocarbon system

Near multiple “giant” fields

192,925 gross, 138,553 net acres

(12-31-05)

100% WI; 84% Avg. NRI

Potential pay zones: Lance 8,000’-14,500’, Meeteetse 9,500’-16,000’, Mesaverde 10,000’-17,500’

Unconventional basin centered

tight gas sandstone and conventional structural type traps

Multiple Tcfe unrisked target size

One exploratory test in Q3 ‘06

Area of

Basin Centered

Gas Play

Planned

3-D seismic

2006

Big Horn Basin

BBC Acreage

Gas Field

Oil Field

Outcrop

Structural Axes

Sellers Draw #1

(1976), TD 23,081

Muddy Cum: 3.4 Bcfe

2006 Mesaverde recompletion

SCALE

1 Township = 36 sq mi

Eik Basin 613 MMBbl 454 Bcf

Frannie 140 MMBbl

Byron and Garland 336 MMBbl 170 Bcf

Big Horn Mtns

Shoshone Cody, WY

Oregon Basin 530 MMBbl 300 Bcf

Little Buffalo 167 MMBbl 149Bcf

Grass Creek 120 MMBbl

Cottonwood Ck 60 MMBbl 45 Bcf

Frits Greybull Torchlight Manderson Dobie Creek

Rocky Mountain Overthrust Projects

Canadian Overthrust

EUR: 20+ Tcfe

Circus

159,127 Net Undeveloped Acres

Williston Basin

Powder River

Basin

Big Horn

Basin

Wyoming Overthrust

EUR: 10+ Tcfe

Wind River Basin

Green

River

Basin

Hingeline

16,110 Net Undeveloped Acres

DJ Basin

Uinta Basin

Piceance Basin

Denver, CO

Paradox Basin

San Juan

Basin

Wolverine Discovery

Covenant Field

Gas Prone Area

Oil Prone Area

BRITISH

COLUMBA

ALBERTA

MONTANA

WYOMIG

UTAH

COLORADO

KANASAS

NEBRASKA

SOUTH DAKOTA

NORTH DAKOTA

CANADA UNITED STATES

MANITOBA

SASKATCHEWAN

Circus Prospect

Montana

BBC – Operator

197,648 Gross, 159,127 Net Undeveloped Acres (12-31-05)

100% WI; 82% NRI

Two Exploratory Tests in 2006

Leading Edge of Montana Thrust Belt

Numerous Large Anticlinal Features and Faults

82 sq. mi. 3-D in Progress

(65 sq. mi. in Processing)

Potential Pay Zones:

Cretaceous 2,200’-7,000’,

Mississippian 8,000’-11,000’

Devonian 9,000’-11,500’

Many Oil and Gas Shows in Existing Wells

Multiple Tcfe Unrisked Target Size

MT

Mapped Area

82 sq. mi.

3-D in progress

of Thrust System

Eastern Limit

BBC Acreage

Dry with Oil Show

Dry with Gas Show

Thrust Fault

Structural Axes

6

0

Scale in Miles

Target/Red Bank/Red Bank Extension

Williston Basin, Montana & North Dakota

Horizontal Technology Play

Potential Pay Zones: Madison 9,000’, Bakken 10,600’

20 MMBoe Net Unrisked Target Size

88,237 Gross, 51,722 Net Acres (12-31-05)

$19 MM 2006 Capex (9 Wells)

MT

ND

#11-33H Picard

IP: 225 Bopd

Williston

Basin

N. D A K O T A

Ratcliffe location

M O N T A N A

#31-32H Picard

IP: 275 Bopd

SD

Mapped

Area

#24-28H Picard

IP: 75 Bopd

Target

85 -100% WI

Red Bank Extension

Project WI 60%

#31-16H State

IP: 70 Bopd

Bakken location

Scale: 640 ac

= 1 Mile

(with 40 ac grid)

#14-16H State

IP: 300 Bopd

Sigma Lee

#14-23

19,500’ MD Bakken test

172 Bopd & 117 BLW

BBC 6.25% WI

Pump testing after frac

BBC Acreage

Oil Well

BBC Operated Well

BBC 2006 Dev. Location

Horizontal Well

Exploratory Well

#24-24H Tininenko

IP: 70 Bopd

Red Bank

90 -100% WI

Redwater Bakken Play

Williston Basin, Montana

Potential Pay Zones: Bakken Dolomite 7,400’,

Judith River Sand 950’

4.3 MMBoe Net Unrisked Target Size

Stratigraphic Type Trap

BBC—Operator

24,520 Gross, 11,468 Net Acres

(12-31-05)

Horizontal Technology Play

MT

ND

Williston

Basin

50% WI,

86% NRI

35 potential locations

SD

Mapped

Area

Lyco sale: $421 million

Sleeping Giant sale: $92 million

#11-27H McCrae

7,400’ true vertical depth

4,403’ lateral

50% WI

Flowing back after fracture stimulation

Bakken

Sleeping Giant Field

Trend

BBC Acreage

Oil Well

Horizontal Well

Scale: 640 ac = 1 Mile

(with 40 ac grid)

Richland County Bakken Pool

Record of Growth

Production

Q4 2005 Production

(MMcfe/d)

Production

(MMcfe/d)

134

Williston

7

58% CAGR

89

Wind River

50

Piceance

22

69

Uinta

33

Powder

River

22

24

24

Q4

2003

Q1

2002

Q4

2005

Q4

2004

Q4

2002

2002 2003 2004 2005E 2006E

Record of Growth

Investment In Our Asset Base

Discretionary Cash Flow

(millions)

$48

131% CAGR

$28

$3

$15

$3

Q3 2005

Q4 2004

Q4 2002

Q2 2002

Q4 2003

Capital Expenditures

(millions)

2006 Capex

$350 million

$350

Acquisitions

Base Capex

Development

67%

Piceance

36%

$310-

$320

$138

Uinta

29%

$45

Exploration

$209

Other

21%

$152

$135

Wind

River

14%

Exploration

19%

$31

Facilities

4%

Other 2%

Acreage 5%

G&G 3%

Record Of Growth

Investment In Our Asset Base

Net Undeveloped Acres

(thousands)

Net Proved Reserves

(Bcfe)

1,205

341

139% CAGR

60% CAGR

959

292

204

667

130

160

58

46

Dec

2004

Dec

2003

Dec

2002

Mar

2002

Mar

2002

Dec

2002

Dec

2003

Dec

2004

Dec

2005

Dec

2005

Appendix

Bill Barrett Corporation

Rocky Mountain Pipelines


EXISTING PIPELINES
COLORADO INTERSTATE GAS
OVERTHRUST
WYOMING INTERSTATE COMPANY (WIC)
TRAILBLAZER
SOUTHERN STAR
KMI
WILLISTON BASIN INTERSTATE
KERN RIVER
NORTHWEST PIPELINE
TRANS COLORADO
LOST CREEK
FORT UNION
THUNDER CREEK
QUESTAR
CHEYENNE PLAINS
PENDING/PROPOSED EXPANSIONS
WBI GRASSLANDS
BISON
KM – SEMPRA ROCKIES EXPRESS
WIC
ENTEGRA
EL PASO – CONTINENTAL CONNECTOR
MONTANA
SOUTH DAKOTA
IDAHO
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS
ARIZONA
NEW MEXICO
OKLAHOMA
POWDER RIVER
BIG HORN
WIND RIVER
GREEN RIVER
Opal
Cheyenne
UINTA/PICEANCE
DJ/EASTERN CO
Northwest
Questar
Kern River
CIG
KMI
Sempra Rockies Express
Southern
Cheyenne Plains
Continental Connector
Trans Colorado
Fort Union
Thunder Creek
Williston Basin Interstate
NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location

29

Piceance Basin

Basin Centered Gas Project

Piceance

Basin

White River Uplift

COLORADO

Grand

CIG 16”

Gibson Gulch

Rifle, CO

Grand Valley

233 Bcfe

143 MMcfe/d

Rulison

275 Bcfe

150 MMcfe/d

Hogback

Parachute

139 Bcfe

100 MMcfe/d

Mamm Creek

259 Bcfe

271 MMcfe/d

Questar

Divide Creek

65 Bcfe

2	MMcfe/d

BBC Acreage

Gas Producing

Area

Pipeline

SCALE:

1 Township = 36 sq mi

Generalized Mesaverde Section

Rulison Field

Gas Transition

Zone

Williams Fork Formation

(2800’- 3800’)

Gas Bearing

Sequence

(1700’ - 2400’)

Mesaverde Group

(Thickness Range 3500’- 4600’)

Cameo 850’

Rollins 350’

Iles

Formation

Depth Range

8200’ - 8700’

Cozzette 300’

Gas Bearing

Sandstones

Corcoran 120’

Yellowjacket Prospect

Paradox Basin, Colorado

BBC - Operator

86,570 Gross, 58,426 Net Acres (12-31-05)

100% WI; 83% Avg. NRI

4 Exploratory Wells Q4 2006

Potential Pay Zone: Gothic Shale, 5,500’-7,500’; - Shale thickness: 100-150’

Multiple Gas Shows

Unconventional Fractured Gothic Shale Type Trap

600-700 Bcfe Unrisked Potential

COLORADO

UTAH

Paradox

Basin

Potential

High Graded

Shale Gas Area

BBC Acreage

Gas Well

Oil Well

Pipeline

SCALE

1 Township = 36 sq mi

DOLORES

MONTEZUMA

Bill Barrett Corporation

Wind River Basin

- **$48 MM 2006 Capex** (6+ wells, 2 recompletions)
- **45 MMcfe/d Net Production, December 2005**
- **160,717 Net Undeveloped Acres** (12-31-05)
- **86 Bcfe YE '05 Proved Reserves**



Owl Creek
Thrust
Fault
Madden
3+ Tcfe
EAST
MADDEN
3-D
WYOMING
Wind River Basin
Frenchie Draw
100+ Bcfe
WALTMAN
ARCH 3-D
Cave Gulch
Lance
TALON
Basin - Centered Gas Play
Thrust
Waltman Arch
Cooper Reservoir
Windjammer
Stone Cabin
Pommard
Wallace Creek
SCALE:
1 Township
36 sq mi
BBC Acreage
Gas Field
Faults

33
2/1/2006 5:22 PM

East - West Seismic Profile

Waltman Arch

World Class Structure

Multiple Pay Horizons

Multiple Drilling Inventories in Each Field

West

East

15+ miles

Fort Union

Lance

Meeteetse

15,000’

Mesaverde

Up

Cody

Down

Raderville

WALTMAN

Frontier

Muddy

Tensleep

Madison

ARCH

Basement

6000’ uplift

THRUST

Eastern Wind River - Basin Centered Gas Projects

Talon and East Madden, Wyoming

BBC - Operator

233,041 Gross, 87,708 Net Acres (12-31-05)

WYOMING

Owl Creek

Thrust

Wind River Basin

Stone-Cabot-Yates

Lower Ft. Union-Lance tests

Hitchcock Draw

TD 16,600’

244 Mcf/d Lance

Madden

3+ Tcfe

EAST MADDEN

3-D

Delta

18,000’ Mesaverde tests – 3 wells

Linn Draw

Proposed 9000’

Ft. Union test

100% WI

37.5% WI

Fault

EOG Webb Ranch #10-19

460 Mcfe/d Lower Ft. Union

2% WI

BBC 60% WI- Yates

High Noon Fed #1

Lance test-800 Mcf/d

Frenchie Draw

100+ Bcfe

Yates Riverbank Unit

44% WI

BBC Talon Unit

44-64% WI

Thrust

TALON

Arch

Area of New Ft. Union

and Lance Production

Lance

Gas

Basin - Centered

Play

Yates Mahoney Unit

44-100% WI

BBC Acreage

Gas Well

2006 Location

Waltman

6

0

Scale in Miles

Bill Barrett Corporation

Powder River Basin - Coal Bed Methane

Wyoming

- **BBC - Operator**
- **92,626 Gross, 55,779 Net Undeveloped Acres** (12-31-05)
- **$22 MM 2005 Capex** (220 Big George wells)
- **21 MMcfe/d Net Production, December 2005**
- **25 Bcfe YE '05 Proved Reserves**
- **Four Active Rigs**


MT
Powder River Basin
WY

BBC Acreage
Gas Producing Area


WYODAK PLAY
BIG GEORGE PLAY
Fort Union Outcrop
Amos Draw.
Gillette, WY
Cat Creek
Deadhorse
Willow Creek
Fort Union Outcrop
Tuit
Palmtree
Porcupine
SCALE
1 Township = 36 sq mi

36

Williston Basin

Horizontal Technology Play

Target-Red Bank

Madison Play

Red Bank Extension

Madison Play

Predominantly Fee Lands

Oil Component

$29 MM 2006 Capex

(14+ wells)

6 MMcfe/d Net Production, December ‘05

126,001 Net Undeveloped Acres

(12-31-05)

32 Bcfe YE ‘05 Proved Reserves

Hebron

Bakken Play

Indian Hills

Madison Play

Bakken Trend

Red Water

Bakken Play

Mondak

Bakken Play

Lyco Sale

$421 MM

MONTANA

NORTH

DAKOTA

Williston

Basin

Mapped

Area

SOUTH

DAKOTA

Cedar Creek Anticline

Cedar Hills Field

BBC Acreage

Oil Field

Gas Field

Grand River

Red River “B” Play

30

0

Scale in Miles

MONTANA

NORTH DAKOTA

SOUTH DAKOTA

Central Williston

Williston Basin, Montana & North Dakota

Madison and Bakken Trends

89,929 Net Undeveloped Acres (12-31-05)

Red Bank Extension

60% WI

Target

85 -100% WI

Red Bank

90 -100% WI

Target/Red Bank/Red Bank Extension

Multi-Pay Potential

Red Water

Bakken

50% WI

Hebron

50 -100% WI

N. D A K O T A

M O N T A N A

Indian Hills

Madison

35-75% WI

Harding

Madison

Bakken

Nameless

Madison

Trend

Mondak

Bakken

22-100% WI

BBC Acreage

Oil Well

Completed 2005 well

2005 Dev. Location

Exploratory Location

SCALE

1 Township

= 36 sq mi

Bill Barrett Corporation

Grand River

Williston Basin, North & South Dakota

- **BBC – Operator**
- **26,304 Gross, 11,805 Net Acres** (12-31-05)
- **60% WI; 84% NRI**
- **$1 MM 2006 Capex** (1 Well)
- **10 MMBoe Net Unrisked Target Size**



Horizontal
Red River "B"
producer
MONTANA
NORTH DAKOTA
Williston Basin
Mapped Area
SOUTH DAKOTA
60% WI
(84% NRI)
NORTH DAKOTA
SOUTH DAKOTA
High potential
Red River "B" zone
Horizontal Exploration
Trend
#14-32H Nygaard,
60% WI
9,200' true vertical depth
5,000' lateral
Pump testing
BBC Acreage
Oil Well
Luff operated Red River B Well
Horizontal Well
Exploratory Well
Scale: 640 ac = 1 Mile
(with 40 ac grid)

39
2/1/2006 5:22 PM

Indian Hills

Williston Basin, North Dakota

13,424 Gross, 9,735 Net Acres (12-31-05)

$2 MM 2005 Capex (1 well)

Potential Pay Zones: Madison and Ratcliffe Vertical Depth 9,100’-9,300’

2.5 MMBoe Unrisked Target Size

NORTH

DAKOTA

MONTANA

Williston

Basin

Mapped

Area

Indian Hills

SOUTH

DAKOTA

35 - 75% WI

Horizontal Madison Potential

#44-11H Schmitz

42% WI

BBC Acreage

Oil Well

BBC Operated Well

2005 Dev. Location

Horizontal Well

Foreman Butte

Scale: 640 ac = 1 Mile

(with 40 ac grid)

Mondak Bakken Play

Williston Basin, Montana & North Dakota

Potential Pay Zones: Bakken 10,300’ Vertical Depth, 4,700’ Lateral

2.25 MMBoe Unrisked Target Size

9,943 gross, 6,486 net acres (12-31-05)

$9 MM 2005 Capex (5 wells)

Barrett Operator, all wells below 6000’

234,973 Gross, 175,615 Net Acres

$8 MM 2005 Capex

Multiple Tcfe Unrisked Target Size

MONTANA

NORTH

DAKOTA

Williston

Basin

Total leasehold

Mapped

Area

Nance Bakken Discovery

250 Bopd

SOUTH

DAKOTA

6 locations

22% WI

McKenzie

Fed #14-31H

22% WI

Drilling (Non-operated)

9 locations

100% WI

Bakken

$580/ac.

$310/ac.

$1,792/ac.

$750/ac.

Burlington locations

Trend

$710/ac.

$825/ac.

$910/ac.

M O N T A N A

BBC Acreage

Recent BLM Sale

Oil Well

Horizontal Well

N. D A K O T A

Scale: 640 ac = 1 Mile

(with 40 ac grid)